EXHIBIT 10.4(d)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

AMENDMENT TO THE
AMENDED AND RESTATED AIR SERVICES AGREEMENT

This Amendment to the Amended and Restated Air Services Agreement (“Amendment”), is entered into effective as of October 23, 2008 between AMR Corporation, a Delaware corporation (“AMR”) and Chautauqua Airlines, Inc., a New York corporation (the “Contractor”).

Recitals

AMR and Contractor entered into an Air Services Agreement dated June 11, 2001 (“Original Agreement”) for Contractor to operate Feeder Air Service utilizing regional jets.  The Original Agreement was superseded by the Amended and Restated Air Services Agreement dated as of June 12, 2002 (as amended from time to time, “Agreement”).  The Agreement was amended by a Side Letter agreement dated March 26, 2003 and by an Amendment to Amended and Restated Air Services Agreement dated October 28, 2003.

The Agreement provides that Contractor will operate Feeder Air Service utilizing 15 Embraer ERJ 140 aircraft and AMR now wants Contractor to reduce the number to 13 Embraer ERJ 140 aircraft.

The parties hereby amend the Agreement as described below:

1.	Removed Aircraft

Notwithstanding anything to the contrary in the Agreement (including without limitation Section 1.02), Contractor shall on and after June 1, 2009 provide Feeder Air Service under a monthly schedule based on utilizing 13 Approved Aircraft and all amounts (other than Rental Fees described below) that are payable by AA to Contractor under the Agreement shall be calculated based on Contractor utilizing 13 Approved Aircraft.  Contractor hereby grants to AA rights, exercisable on [*] written notice to Contractor, to cause Contractor to again provide Feeder Air Service under a monthly schedule utilizing 14 or 15 Approved Aircraft so long as Contractor has not executed a binding agreement for a Disposition (defined below) of a Removed Aircraft (defined below) before receiving AA’s notice and so long as all amounts that are payable by AA to Contractor under the Agreement are calculated based on Contractor utilizing the additional Approved Aircraft.  In the event AA provides such notice to Contractor, AA agrees to utilize such Removed Aircraft as an Approved Aircraft [*].

Notwithstanding that the Contractor may be providing Feeder Air Service under a monthly schedule based on utilizing fewer than all of the Approved Aircraft: (i) Contractor shall continue to keep all of the Approved Aircraft in airworthy condition and may utilize any Approved Aircraft to provide Feeder Air Service Flights; and (ii) AA shall pay to Contractor as Pass Through Costs the monthly rental fees owed by Contractor for each Approved Aircraft as shown in Annex A to this Amendment (“Rental Fees”).  Contractor shall use, and AA’s obligation to pay the Rental Fees is conditioned upon Contractor using, its commercially reasonable efforts to sell, sublease or otherwise transfer ("Disposition") up to two of the Approved Aircraft that are not required under a monthly schedule based on utilizing less than 15 Approved Aircraft ("Removed Aircraft").  Any Disposition shall be on terms that eliminate any remaining Rental Fees owed to third parties for the Removed Aircraft and that are otherwise reasonably acceptable to Contractor and AA.  AA shall have no obligation to pay Rental Fees to Contractor with respect to a Removed Aircraft after the earlier of (a) a Disposition of that Removed Aircraft and (b) the expiration or termination of the Agreement.  After each Disposition, AA nevertheless will pay to Contractor each month, until the termination or expiration of the Agreement, an amount equal to [*] (“Incentive Payments”).  The Rental Fees and Incentive Payments shall be pro rated daily for any partial periods.

2.	Termination Without Cause

Section 7.02(k) is hereby amended by deleting clauses (1) and (2) of the proviso and inserting the following new clauses (1) and (2):

(1) such notice may not be given prior to September 30, 2011, (2) AA will pay to Contractor the amount of [*] upon the termination of the Agreement pursuant to this Section 7.02(k),

*Confidential

3.	Exhibits and Schedules

(A)	Section 1.B. (Passenger Stipend) of Exhibit E (Charges Payable) shall be deleted in its entirety.

(B)
Effective April 1, 2009, Schedule E-1b (ERJ-140 Block Hour Payment Rate and Passenger Stipend Rate) to the Agreement shall be deleted in its entirety and replaced with Annex B to this Amendment (such replacement to occur immediately prior to any escalation of such amounts pursuant to Schedule E-4, it being acknowledged that such escalation of such replacement amounts shall occur on such date).

(C)	Section 1.A. of Schedule E-3 (Pass Through Costs) to the Agreement is hereby deleted in its entirety and replaced with the following:

A.
Fuel (into-plane) – The Block Hour charge includes cost reimbursement to Contractor for Jet A fuel at an average gross (into-plane, including taxes and servicing) cost of [*] per gallon (“Base Fuel Cost”).

If Contractor’s actual average gross cost per gallon of Jet A fuel purchased for Feeder Air Service during any calendar month (“Actual Fuel Cost”) exceeds the Base Fuel Cost, then AA shall pay to Contractor with respect to the next succeeding calendar month, in the manner provided in Section 3.B of Exhibit F, an advance payment of the estimated excess fuel cost for that month (“Fuel Advance”).  The Fuel Advance shall be determined by [*].

If Contractor’s actual cost for fuel purchased for Feeder Service Flights during a calendar month (“Monthly Fuel Cost”) exceeds the sum of (a) the Fuel Advance for that month, and (b) the Base Fuel Cost multiplied by the Block Hours for that month, then [*].

[*]

(D)	Section 3.B of Exhibit F (Accounting Procedures) to the Agreement is hereby deleted in its entirety and replaced by the following:

B.	AA shall pay Contractor for Feeder Air Services, via wire transfer, according to the provisions set forth below:

(1)           AA shall estimate the monthly Block Hour charges based upon the published flight schedule for that month and shall pay Contractor [*] of the estimated Block Hour charges in the following installments:

(2)           On the 5th day of the month, or the next business day, AA shall pay Contractor [*]of the sum of the estimated Block Hour charge and the Fuel Advance for the current month.

(3)           On the 10th day of the month, or the next business day, AA shall pay Contractor [*] of the sum of the estimated Block Hour charge and the Fuel Advance for the current month.

(4)           On the 25th day of the month, or the next business day, AA shall pay Contractor: (i) [*] of the sum of the estimated Block Hour charge and the Fuel Advance for the current month, plus (ii) any amounts due Contractor for Freight and Small Package shipments under Section 6 of Exhibit F below, plus (iii) the reconciliation of the prior month’s Block Hours charges, except that AA may offset against those prior month’s reconciliation items any amounts due to AA by Contractor.

(E)	Because there remain no unamortized training costs, Exhibit M (Training Costs Table) to the Agreement is hereby deleted in its entirety.

4.	Miscellaneous.

All capitalized terms not defined in this Amendment have the meanings ascribed to them in the Agreement.

*Confidential

The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to its subject matter and supersedes any other prior or contemporaneous agreements, whether written or oral, with respect to its subject matter.

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

All terms of the Agreement remain in full force and effect except as amended by this Amendment.

The parties signed this Amendment to the Amended and Restated Air Services Agreement on the dates written below.

Chautauqua Airlines, Inc.	AMR Corporation

/s/ Bryan Bedford	/s/ Gary D. Foss
Name: Bryan Bedford	Name: Gary D. Foss
Title: President & CEO	Title: VP Planning & Marketing
Dated: October 23, 2008	Dated: October 23, 2008

ANNEX A

Pass-Through Costs for ERJ140 Aircraft Rental

Rental Fees

Tail #	Monthly Rent
N295SK	[*]
N297SK	[*]
N299SK	[*]
N371SK	[*]
N372SK	[*]
N373SK	[*]
N374SK	[*]
N375SK	[*]
N376SK	[*]
N377SK	[*]
N378SK	[*]
N379SK	[*]
N380SK	[*]
N381SK	[*]
N382SK	[*]

*Confidential

                                       Annex A – Page 1

ANNEX B

Schedule E-1b – ERJ-140 Block Hour Payment Rate

Effective April 1, 2009

	Scheduled	New Block
	Utilization	Hour Rate
Minimum	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
Maximum	[*]	[*]

*Confidential
   Annex B – Schedule E-1b – Page